UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 10, 2012

000-19061 (Commission File Number)

USCORP.

(Exact name of Registrant as Specified in its Charter)

NEVADA (State or Other Jurisdiction of Incorporation)	87-0403330 (I.R.S. Employer Identification No.)

4535 W. Sahara Ave., Suite 204, Las Vegas, NV 89102

 (Address of principal executive offices) (Zip Code)

(702) 933-4034 (Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding USCorp's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. These risks and uncertainties include USCorp's entry into new commercial businesses, the risk of obtaining financing, recruiting and retaining qualified personnel, and other risks described in USCorp's Securities and Exchange Commission filings. The forward looking statements in this Form 8-K speak only as of the date hereof, and USCorp disclaims any obligation to provide updates, revisions or amendments to any forward looking statement to reflect changes in the USCorp’s expectations or future events.

Item 1.01 Entry into a Material Definitive Agreement

On March 22, 2011 USCorp (“USCorp” or the “Company”) filed a Current Report on Form 8-K to disclose that its wholly owned subsidiary, USMetals, Inc. (“USMetals”) entered into an Asset Funding/Operation and Shareholders Agreement, and exhibits thereto (the “Transaction”) with Arizona Gold Company, a private British Columbia Corporation (“AGC”), Arizona Gold Founders, LLC a private California limited liability company (“AGF”) and William and Denise DuBarry Hay (collectively, “Hay”) providing for the sale of USMetals’ 172 Arizona mining claims known as the Twin Peaks Project (the “Twin Peaks Project”) to AGC Corp., an Arizona limited liability company, a wholly owned subsidiary of AGC, in exchange for up to 120,000,000 shares or 90.1% of AGC’s common stock (the “Transaction”).

USCorp has taken steps to unwind the Transaction pursuant to an Agreement (the “Agreement”) dated June 28, 2012, and amended on June 30, 2012, by a First Amendment to the Agreement to provide that the Closing (as defined in the Agreement) was to take place not later than September 10, 2012 (“Unwinding”).

The Unwinding between the parties was consummated in several steps including the transfer of all of the Twin Peak Claims to USMetals by transfer of the stock of AGC Corp. to it, the delivery of certain USCorp stock to the former shareholders of AGC, and the redelivery of certain shares of USCorp shares to Kaswit and AGF or Hay.

A copy of the Agreement and the First Amendment to the Agreement is filed herewith as Exhibits 10.1 and 10.2, respectively.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Please see disclosure in Item 1.01 above.

Item 8.01 Other Events

N/A

Item 9.01 Financial Statements and Exhibits

9.01 (d) Exhibits

10.1 Agreement, dated June 28, 2012

10.2 First Amendment to the Agreement, dated June 30, 2012

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 25, 2012

USCORP

By: \s\ Robert Dultz

Name: Robert Dultz

Title: Chief Executive Officer

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